                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. __)

Filed by the Registrant                     / /

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          MUNIYIELD PENNSYLVANIA FUND
   ------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)

   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
    22(a)(2) of Schedule 14A
/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3)
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                          MUNIYIELD PENNSYLVANIA FUND
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                            ------------------------

                 NOTICE OF 1996 ANNUAL MEETING OF SHAREHOLDERS

                            ------------------------

                               SEPTEMBER 9, 1996



TO THE SHAREHOLDERS OF MUNIYIELD PENNSYLVANIA FUND:

     Notice is hereby given that the 1996 Annual Meeting of Shareholders (the 'Meeting') of MuniYield Pennsylvania Fund (the 'Fund') will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Monday, September 9, 1996 at 10:30 A.M. for the following purposes:

          (1)  To elect a Board of Trustees to serve for the ensuing year;

          (2) To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP to serve as independent auditors of the Fund for its current fiscal year; and

          (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Trustees has fixed the close of business on July 15, 1996 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

     A complete list of the shareholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any shareholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after August 26, 1996, at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536. You are cordially invited to attend the Meeting. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Fund.

                                          By Order of the Board of Trustees

                                          MARK B. GOLDFUS
                                          Secretary

Plainsboro, New Jersey
Dated: July 22, 1996

                                PROXY STATEMENT

                            ------------------------

                          MUNIYIELD PENNSYLVANIA FUND
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                            ------------------------

                      1996 ANNUAL MEETING OF SHAREHOLDERS

                            ------------------------

                               SEPTEMBER 9, 1996

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of MuniYield Pennsylvania Fund, a Massachusetts business trust (the 'Fund'), to be voted at the 1996 Annual Meeting of Shareholders of the Fund (the 'Meeting'), to be held at the offices of Merrill Lynch Asset Management, L.P. ('MLAM'), 800 Scudders Mill Road, Plainsboro, New Jersey, on Monday, September 9, 1996 at 10:30 A.M. The approximate mailing date of this Proxy Statement is July 24, 1996.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of the Board of Trustees to serve for the ensuing year, and for the ratification of the selection of independent auditors to serve for the Fund's current fiscal year. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.

     The Board of Trustees has fixed the close of business on July 15, 1996 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of July 15, 1996, the Fund had outstanding 5,743,422 shares of beneficial interest, par value $.10 per share ('Common Shares'), and 1,600 shares of auction market preferred stock, par value $.05 per share and liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon ('AMPS'). To the knowledge of the Fund, as of July 15, 1996, no person is the beneficial owner of more than five percent of the outstanding Common Shares or more than five percent of the outstanding AMPS.

     The Board of Trustees of the Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                          ITEM 1. ELECTION OF TRUSTEES

     At the Meeting, the Board of Trustees will be elected to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) as follows:

          (1) All such proxies of the holders of AMPS, voting separately by class, in favor of the two (2) persons designated as Trustees to be elected by holders of AMPS; and

          (2) All such proxies of the holders of AMPS and Common Shares, voting together as a single class, in favor of the four (4) persons designated as Trustees to be elected by holders of AMPS and Common Shares.

     The Board of Trustees of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of Trustees may recommend.

     Certain information concerning the nominees, including their designated classes, is set forth as below:

TO BE ELECTED BY HOLDERS OF AMPS, VOTING SEPARATELY AS A CLASS:

                                                                                                        SHARES
                                                                                                     BENEFICIALLY
                                                                                                       OWNED AT
                                                                                                     JULY 15, 1996
                                                        PRINCIPAL OCCUPATIONS                       ---------------
                                                       DURING PAST FIVE YEARS            TRUSTEE    COMMON
      NAME AND ADDRESS OF NOMINEE        AGE         AND PUBLIC DIRECTORSHIPS(1)          SINCE     SHARES    AMPS
- ---------------------------------------  ----  ---------------------------------------   -------    -------   -----
Donald Cecil(1)(2) ....................   69   Special Limited Partner of Cumberland      1992         0        0
  Cumberland Associates                          Partners (an investment partnership)
  1114 Avenue of the Americas                    since 1982; Member of Institute of
  New York, New York 10036                       Chartered Financial Analysts; Member
                                                 and Chairman of Westchester County
                                                 (N.Y.) Board of Transportation.

M. Colyer Crum(1)(2) ..................   64   James R. Williston Professor of            1992         0        0
  Soldiers Field Road                            Investment Management, Harvard
  Boston, Massachusetts 02163                    Business School, since 1971; Director
                                                 of Cambridge Bancorp, Copley
                                                 Properties, Inc. and Sun Life
                                                 Assurance Company of Canada.


TO BE ELECTED BY HOLDERS OF AMPS AND COMMON SHARES, VOTING TOGETHER AS A SINGLE
CLASS:

                                                                                                        SHARES
                                                                                                     BENEFICIALLY
                                                                                                       OWNED AT
                                                                                                     JULY 15, 1996
                                                        PRINCIPAL OCCUPATIONS                       ---------------
                                                       DURING PAST FIVE YEARS            TRUSTEE    COMMON
      NAME AND ADDRESS OF NOMINEE        AGE         AND PUBLIC DIRECTORSHIPS(1)          SINCE     SHARES    AMPS
- ---------------------------------------  ----  ---------------------------------------   -------    -------   -----
Edward H. Meyer(1)(2) .................   69   President of Grey Advertising Inc.         1992         0        0
  Grey Advertising Inc.                          since 1968, Chief Executive Officer
  777 Third Avenue                               since 1970 and Chairman of the Board
  New York, New York 10017                       of Directors since 1972; Director of
                                                 The May Department Stores Company,
                                                 Bowne & Co., Inc. (financial
                                                 printers), Ethan Allen Interiors,
                                                 Inc. and Harman International
                                                 Industries, Inc.

Jack B. Sunderland(1)(2) ..............   67   President and Director of American         1992         0        0
  P.O. Box 7                                     Independent Oil Company, Inc. (an
  West Cornwall, Connecticut 06796               energy company) since 1987; Member of
                                                 Council on Foreign Relations since
                                                 1971.

J. Thomas Touchton(1)(2) ..............   57   Managing Partner of The Witt-Touchton      1992         0        0
  Suite 3405                                     Company and its predecessor, The Witt
  One Tampa City Center                          Co. (a private investment
  Tampa, Florida 33602                           partnership) since 1972; Trustee
                                                 Emeritus of Washington and Lee
                                                 University; Director of TECO Energy
                                                 Inc. (an electric utility holding
                                                 company).

Arthur Zeikel(1)* .....................   64   President of Fund Asset Management,        1992         0        0
  800 Scudders Mill Road                         L.P. ('FAM', which term as used
  Plainsboro, New Jersey 08536                   herein includes its corporate
                                                 predecessors) since 1977; President
                                                 of MLAM (which term as used herein
                                                 includes its corporate predecessors)
                                                 since 1977; President and Director of
                                                 Princeton Services, Inc. ('Princeton
                                                 Services') since 1993; Executive Vice

                                                 President of Merrill Lynch & Co.,
                                                 Inc. ('ML & Co.') since 1990; Director
                                                 of Merrill Lynch Funds Distributor,
                                                 Inc. ('MLFD').

- ---------------
(1) Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLAM acts as investment adviser. See 'Compensation of Trustees and Officers' below.

(2) Member of the Audit Committee of the Board of Trustees.

 * Interested person, as defined in the Investment Company Act of 1940, as amended (the 'Investment Company Act'), of the Fund.

     Committees and Board of Trustees' Meetings. The Board of Trustees has a standing Audit Committee which consists of the Trustees who are not 'interested persons' of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The non-interested Trustees have retained independent legal counsel to assist them in connection with these duties. The Board of Trustees does not have a nominating committee.

     During the fiscal year ended October 31, 1995, the Board of Trustees held four meetings and the Audit Committee held four meetings. All of the Trustees attended at least 75% of the aggregate of the total number of meetings of the Board of Trustees and the total number of meetings held by all committees of the Board on which they served during such period.

     Compliance with Section 16(a) of the Securities Exchange Act of
1934. Section 16(a) of the Securities Exchange Act of 1934, as amended (the 'Exchange Act'), requires the Fund's officers, trustees and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the 'SEC') and the New York Stock Exchange. Officers, trustees and greater than ten percent shareholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, trustees, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser), have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year, except that Terry K. Glenn inadvertently failed to file a timely report on Form 4 to disclose a purchase of shares of the Fund, which purchase was accurately reflected in a subsequent filing.

     Interested Persons. The Fund considers Mr. Zeikel to be an 'interested person' of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act because of the positions he holds with FAM and its affiliates. Mr. Zeikel is the President of the Fund and the President of FAM and MLAM.

     Compensation of Trustees and Officers. FAM, the Fund's investment adviser, pays all compensation of all officers of the Fund and all Trustees of the Fund who are affiliated with ML & Co. or its subsidiaries. The Fund pays each Trustee not affiliated with the investment adviser a fee of $2,500 per year plus $250 per regular meeting attended, together with such Trustee's actual out-of-pocket expenses relating to attendance at meetings. The Fund also pays each member of its Audit Committee a fee of $500 per year plus $125 per meeting attended, together with such Trustee's out-of-pocket expenses relating to attendance at meetings. These fees and expenses aggregated $22,825 for the fiscal year ended October 31, 1995.

     The following table sets forth, for the fiscal year ended October 31, 1995, compensation paid by the Fund to the non-affiliated Trustees and, for the calendar year ended December 31, 1995, the aggregate compensation paid by all registered investment companies advised by FAM and its affiliate, MLAM ('FAM/MLAM Advised Funds') to the non-affiliated Trustees.

                                                            PENSION OR RETIREMENT       AGGREGATE COMPENSATION FROM
                                           COMPENSATION    BENEFITS ACCRUED AS PART          FUND AND FAM/MLAM
            NAME OF TRUSTEE                 FROM FUND          OF FUND EXPENSES        ADVISED FUNDS PAID TO TRUSTEES
- ----------------------------------------   ------------    ------------------------    ------------------------------
Donald Cecil(1)                               $4,125                 None                         $271,850

M. Colyer Crum(1)                             $4,500                 None                         $126,600

Edward H. Meyer(1)                            $3,750                 None                         $239,225

Jack B. Sunderland(1)                         $4,500                 None                         $134,600

J. Thomas Touchton(1)                         $4,125                 None                         $134,600

- ---------------
(1) In addition to the Fund, the Trustees serve on the Boards of other FAM/MLAM Advised Funds as follows: Mr. Cecil (34 funds and portfolios), Mr. Crum (17 funds and portfolios), Mr. Meyer (34 funds and portfolios), Mr. Sunderland (28 funds and portfolios) and Mr. Touchton (28 funds and portfolios).


     Officers of the Fund. The Board of Trustees has elected eight officers of the Fund. The following sets forth information concerning each of these officers:

                                                                                                           OFFICER
                         NAME AND PRINCIPAL OCCUPATION                                OFFICE        AGE     SINCE
- -------------------------------------------------------------------------------   ---------------   ----   -------
Arthur Zeikel .................................................................   President           64      1992
  President of FAM since 1977; President of MLAM since 1977; President and
  Director of Princeton Services since 1993; Executive Vice President of ML &
  Co. since 1990; Director of MLFD.

Terry K. Glenn ................................................................   Executive Vice      55      1992
  Executive Vice President of FAM and MLAM since 1983; Executive Vice President     President
  and Director of Princeton Services since 1993; President of MLFD since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P.
  since 1988.

Vincent R. Giordano ...........................................................   Vice President      51      1992
  Senior Vice President of FAM and MLAM since 1984 and Vice President of MLAM from 1980 to 1984; Senior Vice President of Princeton Services since 1993.

Kenneth A. Jacob ..............................................................   Vice President      45      1992
  Vice President of FAM and MLAM since 1984; employed by MLAM since 1978.

William Michael Petty .........................................................   Vice President      34      1992
  Vice President of MLAM since 1993; Assistant Vice President of MLAM from 1992 to 1993; municipal bond broker with J.J. Kenny Municipal Bond Brokers from
  1990 to 1992.

Donald C. Burke ...............................................................   Vice President      36      1993
  Vice President and Director of Taxation of MLAM since 1990.

Gerald M. Richard .............................................................   Treasurer           47      1992
  Senior Vice President and Treasurer of FAM and MLAM since 1984; Senior Vice
  President and Treasurer of Princeton Services since 1993; Treasurer of MLFD since 1984 and Vice President since 1981.

Mark B. Goldfus ...............................................................   Secretary           49      1992
  Vice President of FAM and MLAM since 1985.

     Share Ownership. At July 15, 1996, the Trustees and officers of the Fund as a group (13 persons) owned an aggregate of less than 1% of the Common Shares of the Fund outstanding at such date and owned none of the AMPS outstanding at such date. At such date, Mr. Zeikel, a Trustee and officer of the Fund, and the other officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

                   ITEM 2. SELECTION OF INDEPENDENT AUDITORS

     The Board of Trustees of the Fund, including a majority of the Trustees who are not interested persons of the Fund, has selected the firm of Deloitte & Touche LLP ('D&T'), independent auditors, to examine the financial statements of the Fund for the current fiscal year. The Fund knows of no direct or indirect financial interest of D&T in the Fund. Such appointment is subject to ratification or rejection by the shareholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

     D&T also acts as independent auditors for ML & Co. and all of its subsidiaries and for most other investment companies for which FAM or MLAM acts as investment adviser. The fees received by D&T from these other entities are substantially greater, in the aggregate, than the total fees received by it from the Fund. The Board of Trustees of the Fund considered the fact that D&T has been retained as the independent auditors for ML & Co. and the other entities described above, in its evaluation of the independence of D&T with respect to the Fund.

     Representatives of D&T are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and to respond to questions from shareholders.

                             ADDITIONAL INFORMATION

     The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. The Fund may also hire proxy solicitors at the expense of the Fund.

     In order to obtain the necessary quorum at the Meeting (i.e., a majority of the shares of each class of the Fund's securities entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal.

     All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted 'FOR' the Trustee nominees and 'FOR' the ratification of D&T as independent auditors.

     The Trustees are to be elected by class vote, two Trustees being elected by the holders of AMPS and the remaining Trustees by the holders of AMPS and Common Shares, voting together as a single class. At a meeting at which a quorum is duly constituted, (i) the affirmative vote of a majority of the AMPS represented in person or by proxy, voting separately as a class, is required for the election of the two (2) persons designated as Trustees to be elected by the holders of AMPS; (ii) the affirmative vote of a majority of the AMPS and the Common Shares represented in person or by proxy, voting together as a single class, is required for the election of the remaining Trustees (Item 1); and
(iii) the proposal to ratify the selection of the Fund's independent auditors (Item 2) may be approved by the affirmative vote of a majority of the Common Shares and the AMPS represented in person or by proxy, voting together as a single class.

     Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ('Merrill Lynch'), holding Fund shares in 'street name' for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Trustees (Item 1) and ratification of the selection of independent auditors (Item 2) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. The Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of shareholders exists. Proxies which are returned to the Fund but which are marked 'abstain' or on which a broker-dealer has declined to vote on any proposal ('broker non-votes') will be counted as present for purposes of a quorum. Merrill Lynch has advised the Fund that it intends to exercise discretion over the shares held in its name for which no instructions have been received by voting such shares on Items 1 and 2 in the same proportion as it has voted shares for which it has received instructions. Abstentions and broker non-votes will not be counted as votes cast and therefore will have the same effect as a vote against on Item 1 and Item 2.

ADDRESS OF INVESTMENT ADVISER

     The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

ANNUAL REPORT DELIVERY

     The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended October 31, 1995 to any stockholder upon request. Such requests should be directed to MuniYield Pennsylvania Fund, P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Mark B. Goldfus, or to 1-800-456-4587 ext. 123.

SHAREHOLDER PROPOSALS

     If a shareholder intends to present a proposal at the 1997 Annual Meeting of Shareholders of the Fund, which is anticipated to be held in September 1997, and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the shareholder must deliver the proposal to the offices of the Fund by March 24, 1997.

                                          By Order of the Board of Trustees

                                          MARK B. GOLDFUS
                                          Secretary

Dated: July 22, 1996

                                                                   COMMON SHARES

                          MUNIYIELD PENNSYLVANIA FUND
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                   P R O X Y
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

                   The undersigned hereby appoints Arthur Zeikel,
              Terry K. Glenn and Mark B. Goldfus as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all the Common Shares of MuniYield Pennsylvania Fund (the 'Fund') held of record by the undersigned on July 15, 1996 at the annual meeting of shareholders of the Fund to be held on September 9, 1996 or any adjournment thereof.

                   THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED
              IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED
              SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY
              WILL BE VOTED FOR PROPOSALS 1 AND 2.

                  (Continued and to be signed on the reverse side)

PLEASE MARK BOXES /X/ OR /X/ IN BLUE OR BLACK INK.

1. ELECTION OF TRUSTEES                FOR all nominees listed below                  WITHHOLD AUTHORITY
                                       (except as marked to the contrary below) / /   to vote for all nominees listed below / /

   (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)
   EDWARD H. MEYER, JACK B. SUNDERLAND, J. THOMAS TOUCHTON AND ARTHUR ZEIKEL

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

   FOR / /      AGAINST / /      ABSTAIN / /

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                                                  Please sign exactly as name
                                                  appears hereon. When shares
                                                  are held by joint tenants,
                                                  both should sign. When signing
                                                  as attorney or as executor,
                                                  administrator, trustee or
                                                  guardian, please give full
                                                  title as such. If a
                                                  corporation, please sign in
                                                  full corporate name by
                                                  president or other authorized
                                                  officer. If a partnership,
                                                  please sign in partnership
                                                  name by authorized persons.

                                                  Dated: _________________, 1996

                                                  X ____________________________
                                                            Signature

                                                  X ____________________________
                                                    Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                                  AUCTION MARKET
                                                                PREFERRED SHARES

                          MUNIYIELD PENNSYLVANIA FUND
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                   P R O X Y
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

                   The undersigned hereby appoints Arthur Zeikel,
              Terry K. Glenn and Mark B. Goldfus as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Shares of MuniYield Pennsylvania Fund (the 'Fund') held of record by the undersigned on July 15, 1996 at the annual meeting of shareholders of the Fund to be held on September 9, 1996 or any adjournment thereof.

                   THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED
              IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED
              SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY
              WILL BE VOTED FOR PROPOSALS 1 AND 2.

                  (Continued and to be signed on the reverse side)

PLEASE MARK BOXES /X/ OR /X/ IN BLUE OR BLACK INK.

1. ELECTION OF TRUSTEES                FOR all nominees listed below                  WITHHOLD AUTHORITY
                                       (except as marked to the contrary below) / /   to vote for all nominees listed below / /
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   (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
   STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)
   DONALD CECIL, M. COLYER CRUM, EDWARD H. MEYER, JACK B. SUNDERLAND, J. THOMAS
   TOUCHTON AND ARTHUR ZEIKEL

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

   FOR / /      AGAINST / /      ABSTAIN / /

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                                                  Please sign exactly as name
                                                  appears hereon. When shares
                                                  are held by joint tenants,
                                                  both should sign. When signing
                                                  as attorney or as executor,
                                                  administrator, trustee or
                                                  guardian, please give full
                                                  title as such. If a
                                                  corporation, please sign in
                                                  full corporate name by
                                                  president or other authorized
                                                  officer. If a partnership,
                                                  please sign in partnership
                                                  name by authorized persons.

                                                  Dated: _________________, 1996

                                                  X ____________________________
                                                            Signature

                                                  X ____________________________
                                                    Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.